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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                        Date of Report: January 30, 2001
                                        ----------------


                               QUIXOTE CORPORATION
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


         Commission file number                       0-7903
                                                    ----------

             DELAWARE                               36-2675371
   -----------------------------                --------------------
  (State or other jurisdiction of                (I.R.S. Employer
   incorporation or organization)                Identification No.)



 ONE EAST WACKER DRIVE, CHICAGO, ILLINOIS               60601
 ----------------------------------------            -----------
 (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number including area code: (312) 467-6755
                                                           --------------

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ITEM 1.  NOT APPLICABLE.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 16, 2001, the registrant's wholly owned subsidiary, Quixote Transportation Safety, Inc. ("QTS") acquired all of the outstanding stock of National Signal, Inc., a California corporation ("NSI"). NSI is engaged in the business of designing, manufacturing and distributing message signs, directional displays and warning lights for the transportation industry. NSI is based in La Mirada, California and had revenues in calendar 2000 of approximately $8 million. The selling shareholders will become employees of the registrant and will assist in the production, marketing and selling of NSI products. The registrant intends to integrate NSI's products into its existing broad range of highway safety products to be sold through the registrant's expansive distribution network.

         QTS paid a purchase price of $2.8 million in cash and a $1.5 million three year 5% promissory note, payable in equal annual installments. In addition, the selling shareholders have an opportunity to earn up to $2.5 million, as additional purchase price consideration, by attaining certain sales and earnings targets over the next three years. Approximately $1.7 million of NSI's bank debt was assumed and was simultaneously paid off on the date of closing. The registrant's source of funds for this acquisition was from its bank line of credit.

         The terms and conditions of the stock acquisition, including the consideration paid, were reached as the result of arms-length negotiations and bargaining between registrant and the shareholders of NSI. There was no material relationship between the registrant or any of its affiliates, directors or officers, or any associate of any director or officer and NSI.

         Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Except for historical information contained herein, the matters set forth in this report and exhibits are forward-looking statements. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from any such statements. These risks include but are not limited to the successful integration of NSI, the acquisition's impact on financial results and earnings per share, the successful development and introduction of new products, and the amount of the additional purchase price consideration paid in the future.


ITEM 3 - 6.  NOT APPLICABLE.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                           The acquisition does not meet the "signficance" test
                  of Form 8-K under the 1934 Act and Regulation S-X of the 1940 Act, therefore no financial information is provided.

         (b)      Pro Forma financial information.

                           The acquisition does not meet the "signficance" test
                  of Form 8-K under the 1934 Act and Regulation S-X of the 1940 Act, therefore no financial information is provided.

         (c)      Exhibits.
                  2.1 Stock Purchase Agreement as of January 16, 2001 between Quixote Transportation Safety, Inc., Mark Fernandez and Guadalupe Martinez

                  2.2 Form of Promissory Note of Quixote Transportation Safety, Inc.

                  2.3      Form of Guaranty of Quixote Corporation

                  2.4      Press Release dated January 16, 2001




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      QUIXOTE CORPORATION
                                      -------------------------------------
DATE:  January 30, 2001               /s/  Daniel P. Gorey
       ----------------               -------------------------------------
                                      DANIEL P. GOREY
                                      Vice President, Chief Financial
                                      Officer and Treasurer
                                      (Chief Financial & Accounting
                                      Officer)

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